BlackRock Short-Term Bond Fund of BlackRock Short-Term Bond Series, Inc.
(the “Fund”)

SUPPLEMENT DATED JULY 8, 2008
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

Effective July 8, 2008, the Fund’s Prospectus is amended as set forth below.

The sidebar entitled “About the Portfolio Management Team” on page 10 of the Fund’s Prospectus is revised as set forth below.

The Fund is managed by a team of investment professionals that consists of Scott Amero, Stuart Spodek, Curtis Arledge and Thomas F. Musmanno.

The section entitled “Management of the Fund” beginning on page 45 of the Fund’s Prospectus is revised as set forth below.

The sixth paragraph is deleted in its entirety and replaced with the following:

The Fund is managed by a team of investment professionals comprised of Scott Amero, Stuart Spodek, Curtis Arledge and Thomas F. Musmanno. Scott Amero is a Vice Chairman and BlackRock’s Global Chief Investment Officer for Fixed Income and co-head of the Fixed Income Portfolio Management Group. He is a member of the Executive, Operating and Management Committees and Chairman of the Fixed Income Investment Strategy Group that is responsible for global fixed income strategy, asset allocation and overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in government, agency, corporate, mortgage, asset-backed and structured securities worldwide. In addition, he is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust. Mr. Amero has been with BlackRock since 1990.

The following paragraphs are added to this section:

Curtis Arledge is a Managing Director of BlackRock, Inc. since 2008, a Managing Director and Portfolio Manager, and co-head of US Fixed Income within BlackRock's Fixed Income Portfolio Management Group. Prior to rejoining BlackRock, he was a Managing Director, Head of Fixed Income Division of Wachovia Corporation and held a variety of positions over a 12 year career at Wachovia Corporation.

Thomas F. Musmanno, CFA, is a Director of BlackRock, Inc. since 2006, and Co-Manages the short duration and LIBOR plus portfolios. He was a Director of MLIM from 2004 to 2006; Vice President of MLIM from 1996 to 2004; Derivatives and Structured Products Specialist with MLIM from 2000 to 2006; and a Portfolio Manager with MLIM from 1996 to 2006.

The following changes are made to the Fund’s Statement of Additional Information.

All references to Todd Kopstein as a portfolio manager of the Fund are deleted.

The section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Managers” beginning on p. I-13 is revised as set forth below.

The first paragraph is deleted in its entirety and replaced with the following:

Scott Amero, Stuart Spodek, Curtis Arledge and Thomas F. Musmanno are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day operations of the Fund.

The subsection entitled “Other Funds and Accounts Managed” on p. I-13 is revised to add the following information as of July 1, 2008:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based

	Other				Other
Name of	Registered	Pooled		Registered	Pooled
Portfolio	Investment	Investment	Other	Investment	Investment	Other
Manager	Companies	Vehicles	accounts	Companies	Vehicles	accounts

	20	19	231	0	4	18
Stuart Spodek	$3.84 Billion	$7 Billion	$88.7 Billion	$0	$2.42 Billion	$6.41 Billion

	5	3	0	0	0	0
Curtis Arledge	$4.21 Billion	$1.44 Billion	$0	$0	$0	$0

Thomas F.	5	8	53	0	1	9
Musmanno	$4.21 Billion	$1.9 Billion	$19.6 Billion	$0	$69.7 Million	$2.5 Billion

The subsection entitled “Portfolio Manager Compensation” beginning on p. I-14 is revised to add the following information:

Portfolio Manager	Benchmarks Applicable to Each Manager

Stuart Spodek	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Lehman Brothers Global Real: U.S. Tips Index), certain customized indices and certain fund industry peer groups.

Curtis Arledge	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Merrill Lynch Government Corporate 1-3 Year Index), certain customized indices and certain fund industry peer groups.

Thomas F. Musmanno	A combination of market-based indices (e.g., Citigroup 1-Year Treasury Index, Merrill Lynch 1-3 Year Treasury Index, Merrill Lynch Government Corporate 1-3 Year Index), certain customized indices and certain fund industry peer groups.

Portfolio Manager	Dollar Range of Equity Securities of Fund Owned
Stuart Spodek	None
Curtis Arledge	None
Thomas Musmanno	None

Code# PRO&SAI-STB-SUP-0708